United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2018

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 mgeenergy.com	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Friday, January 19, 2018, Gary J. Wolter, Chairman of the Board of Directors of MGE Energy, Inc. (MGE Energy) and Madison Gas and Electric Company (MGE), informed the respective Boards of Directors of his intention to step-down as Chairman of the Boards of Directors as of October 1, 2018. Mr. Wolter will remain a member of the Boards of Directors.

On Friday, January 19, 2018, the Board of Directors of MGE Energy and MGE determined that, effective October 1, 2018, Jeffrey M. Keebler, a current member of the Boards of Directors and the current President and Chief Executive Officer of each of MGE Energy and MGE, will become Chairman of the Boards of Directors. A Current Report on Form 8-K dated October 19, 2016, which was filed by MGE Energy and MGE with the Securities and Exchange Commission (SEC) on October 19, 2016, describes Mr. Keebler's background and experience.

These changes are consistent with the Board's management succession plan to provide a transition period following the change in MGE Energy's and MGE's Chief Executive Officer from Mr. Wolter to Mr. Keebler. That change became effective on March 1, 2017.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On January 19, 2018, MGE Energy's Board of Directors approved an amendment to MGE Energy's bylaws to add MGE Energy's existing "Director Resignation Policy" from its Corporate Governance Guidelines to the bylaws. A copy of the amended section of the bylaws is attached to this Current Report as Exhibit 3.1.

As amended, MGE Energy's bylaws provide that directors shall be elected by a majority of the votes cast unless the number of nominees exceeds the number of directors to be elected, in which case the directors shall be elected by a plurality vote. A majority of the votes cast (a Majority Vote For) means that the number of shares casting their votes "for" a director must exceed the number of votes cast "against" that director.

As provided in the Director Resignation Policy, any incumbent director who does not receive a Majority Vote For is required to tender promptly an offer of his or her resignation following certification of the shareholder vote for that election. The MGE Energy Board's Corporate Governance Committee will consider that resignation and recommend to the Board, based on all relevant factors, whether to accept the tendered resignation or to pursue another action. The MGE Energy Board will then act on that recommendation no later than 90 days following the certification of the shareholder vote. The Board's decision and, if applicable, the reasons for rejecting the resignation or pursuing another action, will be disclosed through a filing with the SEC promptly following the decision.

Item 8.01. Other Events.

Adoption of Clawback Policy

On January 19, 2018, MGE Energy's Board of Directors adopted a Policy on Recoupment of Incentive Compensation, or clawback policy, providing for the recovery of previously paid incentive compensation to the extent there has been a subsequent financial statement restatement and the incentive compensation would have been lower had it been calculated based upon the restated results. The MGE Energy Board's Compensation Committee is responsible for making all determinations with respect to the application or operation of the Policy. The Policy is being applied prospectively and will not apply to, or affect, any incentive compensation paid or payable in respect of fiscal years prior to January 1, 2018. Also, the Policy will not apply to cash payments in respect of any awards made under the MGE Energy 2006 Performance Unit Plan.

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Adoption of Stock Ownership Guidelines

On January 19, 2018, MGE Energy's Board of Directors adopted guidelines for its directors and officers intended to cause them to hold shares of MGE Energy common stock, and have a portion of their compensation based upon the performance of that common stock, to meet specified minimum amounts. The guidelines expand upon the existing "Share Ownership Requirements" in MGE Energy's Corporate Governance Guidelines. The purpose of the guidelines is to align further the interests of the directors and officers with the long-term interests of shareholders.

The minimum amount varies by position. For officers, it is equal to a multiple, ranging from one to three, of base salary. For directors, it is equal to three times the annual cash retainer (excluding retainers for lead director service and Board committee chair service). The guidelines provide for a transition period of five years, for officers, and three years, for directors, to meet the minimum amounts prescribed by the guidelines.

An officer or director can meet the balance of the minimum amount through a combination of (i) shares of common stock and (ii) units awarded under the MGE Energy 2006 Performance Unit Plan and dividend equivalents in respect of those units, in the case of officers, or units awarded under the MGE Energy 2013 Director Incentive Plan and dividend equivalents in respect of those units, in the case of directors. Units awarded under the 2006 Performance Unit Plan or the 2013 Director Incentive Plan represent the right to receive a cash payment that is directly dependent on the performance of MGE Energy's common stock over a defined period of time, and therefore ties a portion of the award holder's compensation to that performance. The previous requirement to purchase of a minimum $25,000 of MGE Energy common stock has been incorporated into the enhanced guidelines and those shares can be used to meet the new minimum levels.

Adoption of Anti-Pledging Policy

On January 19, 2018, MGE Energy's Board of Directors approved an amendment to MGE Energy's existing policy regulating director and officer transactions in MGE Energy common stock to add a prohibition against pledging their shares to secure indebtedness, including a prohibition against maintaining those shares in a brokerage margin account. The amendment supplements the existing policy that prohibits hedging transactions involving MGE Energy common stock.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired: None

(b)

Pro forma financial information: None

(c)

Shell company transactions: None

(d)

Exhibits.

Exhibit No.	Description
3.1	Amendment to Section 2.07 of MGE Energy, Inc., Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company
(Registrants)

Date: January 22, 2018	/s/ Jeffrey C. Newman
Jeffrey C. Newman Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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MGE Energy, Inc.

Madison Gas and Electric Company

Exhibit Index to Form 8-K

Dated January 19, 2018

Exhibit No.	Description
3.1	Amendment to Section 2.07 of MGE Energy, Inc., Amended and Restated Bylaws

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